                                                                   EXHIBIT 10.27

===============================================================================


                               FOURTH AMENDMENT TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                         INTERNATIONAL WIRE GROUP, INC.,
                                  as Borrower,

                       INTERNATIONAL WIRE HOLDING COMPANY,
                                  as Guarantor,

                             CAMDEN WIRE CO., INC.,

                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,

                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                       and

                             BANKERS TRUST COMPANY,
                             as Documentation Agent

                      -------------------------------------

                              CHASE SECURITIES INC.
                                   as Arranger


                      -------------------------------------

                          DATED AS OF DECEMBER 29, 1999



===============================================================================

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     FOURTH AMENDMENT, dated as of December 29, 1999 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 12, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower intends to acquire (the "Forissier Acquisition") all of the capital stock of JYM Finance, s.a., a French corporation ("JYM Finance"), and TM J. Forissier, s.a. a French corporation ("Forissier") pursuant to the stock purchase agreement, dated as of December 29, 1999 (the "Forissier Stock Purchase Agreement"), among International Wire SAS and the Sellers (as defined in the Forissier Stock Purchase Agreement).

     WHEREAS, the Borrower intends to make other Permitted Acquisitions;

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to permit the Forissier Acquisition and other Permitted Acquisitions and to make other changes to the Credit Agreement as set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:


         1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

         2. Amendments to Section 1.1 of the Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:

          ""Approved Fund": with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such lender or by an affiliate of such investment advisor.

          "Fourth Amendment": that certain Fourth Amendment to the Agreement dated as of December 29, 1999 by and among the Borrower, Holdings, Camden, the Lenders, the Administrative Agent and the Documentation Agent.

          "Fourth Amendment Effective Date": as defined in the Fourth Amendment.

          "Tranche A1 Term Loan Commitment": as to any Tranche A1 Term Loan Lender, its obligation to make a Tranche A1 Term Loan to the Borrower pursuant to subsection 2.6 in an aggregate amount not to exceed the amount set forth opposite such Tranche A1 Term Loan Lender's name in Schedule 1.1 under the heading "Total Tranche A1 Term Loan Commitment."

          "Tranche A1 Term Loan Commitment Percentage": as to any Tranche A1 Term Loan Lender, the percentage of the aggregate Tranche A1 Term Loan Commitments constituted by its Tranche A1 Term Loan Commitment.

          "Tranche A1 Term Loan Lender": any Lender having a Tranche A1 Term Loan Commitment hereunder or that holds outstanding Tranche A1 Term Loans.

          "Tranche A1 Term Loans": as defined in subsection 2.6.


          "Tranche A1 Term Note": as defined in subsection 2.7(a).


         (b) Subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting the definitions of "Acquisition", "Acquisition Documentation", "Applicable Margin", "Consolidated EBITDA", "ECF Percentage", "Excess Cash Flow", "Term Loan Commitments", "Term Loan Lender", "Term Note" and "Total Credit Percentages"; appearing therein in their entirety and substituting in lieu thereof the following new definitions:

          ""Acquisition": the collective reference to the Silicones Acquisition, the DAW Acquisition, the Albion

          Acquisition, the Hoosier Merger and the Forissier Acquisition.

          "Acquisition Documents": the collective reference to the DAW Asset Purchase Agreement, Albion Asset Purchase Agreement, Hoosier Merger Agreement, Silicones Asset Purchase Agreement, Dekko Escrow Agreement, the Forissier Stock Purchase Agreement and all other agreements, instruments or certificates executed in connection with any Acquisition, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16.

          "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

              Alternate Base Rate Loans
              -------------------------
      Type                              Applicable Margin
      ----                              -----------------
Tranche A Term Loans                             1/2%
Tranche A1 Term Loans                              1%
Tranche B Term Loans                               1%
Revolving Credit Loans                           1/2%
  (including Swing Line Loans)



              Eurodollar Rate Loans
              ---------------------
      Type                              Applicable Margin
      ----                              -----------------
Tranche A Term Loans                            1-1/2%
Tranche A1 Term Loans                               2%
Tranche B Term Loans                                2%
Revolving Credit Loans                          1-1/2%


; provided that in the event that the ratio of Consolidated Senior Debt of the Borrower as of the most recent fiscal quarter to Consolidated EBITDA (calculated in accordance with subsection 8.1(c)) of the Borrower, is as set forth in the relevant column heading below for any quarterly period, any such Applicable Margin with respect to Tranche A Term Loans, Tranche B Term Loans and Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) shall be as provided in the relevant column heading below:


------------------------------------------------------------------------
                                   Applicable         Applicable
                                   Margin For         Margin for
                                Revolving Credit   Revolving Credit
Relevant Ratio of Consolidated   and Tranche A      and Tranche A
Senior Debt to Consolidated        Eurodollar       Alternate Base
            EBITDA                    Loans           Rate Loans
------------------------------------------------------------------------
      1.75x and above                 1-1/2%             1/2%
------------------------------------------------------------------------
1.50x to but excluding 1.75x          1-1/4%             1/4%
------------------------------------------------------------------------
        Below 1.50x                       1%               0%
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                      Applicable
                                   Applicable         Margin for
   Relevant Ratio of               Margin For         Tranche B
Consolidated Senior Debt to        Tranche B        Alternate Base
  Consolidated EBITDA           Eurodollar Loans      Rate Loans
------------------------------------------------------------------------
        Above 2.00x                   2-1/4%           1-1/4%
------------------------------------------------------------------------
     2.00x and below                      2%               1%
------------------------------------------------------------------------

     If the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are delivered on or prior to the date when due (or, in the case of the fourth quarterly period of each fiscal year of the Borrower, if financial statements which satisfy the requirements of, and are delivered within the time period specified in, subsection 7.l(b) and a related compliance certificate which satisfies the requirements of, and is delivered within the time period specified in, subsection 7.2(b), with respect to any such quarterly period are so delivered within such time periods), then the Applicable Margin in respect of the Revolving Credit Loans, the Tranche A Term Loans and the Tranche B Term Loans from the date upon which such financial statements were delivered shall be the Applicable Margin as set forth in the relevant column heading above; provided, however, that in the event that the financial statements delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then:

               (a) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and certificate, then the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans), Tranche A Term Loans and Tranche B Term Loans during the period from the date upon which such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

               (b) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and certificate actually are delivered; and

               (c) if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) and Tranche A Term Loans shall be 1-1/2%, in the case of Eurodollar Loans, and 1/2%, in the case of Alternate Base Rate Loans and the Applicable Margin in respect of Tranche B Term Loans shall be 2-1/4%, in the case of Eurodollar Loans, and 1-1/4% in the case of Alternate Base Rate Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

          "Consolidated EBITDA": for any period, with respect to any Person, Consolidated Net Income of such Person for such period (A) plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) total income and franchise tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness, (iii) depreciation and amortization expense, (iv) amortization of intangibles (including, but not limited to, goodwill and organization costs (including, with respect to the Borrower, costs associated with the Camden Acquisition, the Acquisition, the Omega Acquisition, the Mergers and the Wirekraft Acquisition)), (v) other noncash charges (including non-cash currency exchange losses), (vi) any extraordinary and unusual losses (including losses on sales of assets other than inventory sold in the ordinary course of business) other than any loss from any discontinued operation and (vii) restructuring costs expensed in fiscal years 1996 and 1997 as contemplated in connection with the Acquisition in an aggregate amount not exceeding $8,000,000, which shall include, but not be limited to costs associated with plant shutdowns, severance and relocations, and (B) minus, without duplication and to the extent reflected as a credit or gain in the statement of such Consolidated Net Income for such period, the sum of (i) any extraordinary and unusual gains (including gains on the sales of assets, other than inventory sold in the ordinary course of business) other than any income from discontinued operations and (ii) other noncash credits or gains (including non-cash currency exchange gains). For purposes of calculating the financial covenants set forth in Section 8, if an acquisition or disposition has occurred during the relevant period, Consolidated EBITDA will be determined giving pro forma effect thereto (without giving effect to synergies and cost savings) as if such acquisition or disposition and any related incurrence of Indebtedness or issuance of preferred stock had occurred at the beginning of the relevant period.

          "ECF Percentage": 50%; provided that the percentage will be reduced to zero if the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to Consolidated EBITDA of the Borrower and its Subsidiaries, for the most recently completed fiscal year (determined in accordance with subsection 8.1(c)) is < 3.75:1.0.

          "Excess Cash Flow": for any fiscal year of the Borrower, the excess of
     (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year (calculated for purposes of this definition without giving effect to clause (vii) of the definition of Consolidated EBITDA), (ii) the amount of returned surplus assets of any Plan during such fiscal year to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (iii) decreases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year,
     (iv) the amount of any refund received by the Borrower and its Subsidiaries on taxes paid by the Borrower and its Subsidiaries (other than the Sellers Tax Escrow Amount), (v) cash dividends, cash interest and other similar cash payments received by the Borrower in respect of investments to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year and (vi) extraordinary cash gains to the extent subtracted or otherwise not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year over (b) the sum, without duplication, of (i) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year and permitted hereunder (other than Capital Expenditures permitted under subsection 8.8(b)), (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are accompanied by prepayment of Revolving Credit Loans, Swing Line Loans and/or L/C Obligations) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 2.12(a),
     (b) or (c), (iii) the aggregate amount of payments of principal in respect of any Indebtedness (other than revolving credit Indebtedness to the extent the related commitment is not permanently reduced) permitted hereunder during such fiscal year (other than under this Agreement), (iv) increases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year, (v) cash interest expense of the Borrower and its Subsidiaries for such fiscal year, (vi) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vii) extraordinary cash losses to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (viii) the amount of all Investments made in such fiscal year as permitted by clauses (d), (h) and (j) of subsection 8.9 and (ix) dividends or other direct payments paid by the Borrower to or for the benefit of Holdings to the extent permitted by subsection 8.7(a) to the extent not subtracted in the determination of Consolidated Net Income of the Borrower for such fiscal year and (x) the aggregate principal amount of any optional prepayments of the Revolving Credit Loans for such fiscal year (to the extent accompanied by a corresponding permanent reduction of the Revolving Credit Commitments) and any optional prepayments of the Term Loans for such fiscal year. For purposes of determining changes in Consolidated Working Capital, the working capital acquired in connection with the Acquisition and the Camden Acquisition will be excluded.

          "Term Loan Commitments": the collective reference to the Tranche A Term Loan Commitments, the Tranche A1 Term Loan Commitments and the Tranche B Term Loan Commitments; collectively, as to all the Term Loan Lenders, the "Term Commitments."

          "Term Loan Lender": the collective reference to the Tranche A Term Loan Lenders, the Tranche A1 Term Loan Lenders and the Tranche B Term Loan Lenders.

          "Term Note" and "Term Notes": as defined in subsection 2.9(a).

          "Total Credit Percentage": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments, outstanding Tranche A Term Loans, outstanding Tranche A1 Term Loans and outstanding Tranche B Term Loans then constituted by its Revolving Credit Commitment, outstanding Tranche A Term Loans, outstanding Tranche A1 Term Loans and outstanding Tranche B Term Loans, respectively (or, if the Revolving Credit Commitments have terminated or expired, the percentage of the aggregate outstanding Revolving Credit Loans, outstanding Tranche A Term Loans and, outstanding Tranche A1 Term Loans and outstanding Tranche B Term Loans and risk interests in the Letter of Credit Outstandings and Swing Line Loans then constituted by its outstanding Revolving Credit Loans, outstanding Tranche A Term Loans, outstanding Tranche A1 Term Loans and outstanding Tranche B Term Loans and risk interest in Letter of Credit Outstandings and Swing Line Loans)."

         3. Amendment to Subsection 2.6 of the Credit Agreement. Subsection 2.6 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                  "2.6 Term Loans. (a) Each Tranche A Term Loan Lender identified on Schedule 1.1 hereto has made a term loan (a "Tranche A Term Loan") to the Borrower the outstanding principal balance of which is set forth opposite such Lender's name in Schedule 1.1 under the heading "Tranche A Term Loan" (collectively, the "Tranche A Term Loans").

         (b) Each Tranche B Term Loan Lender identified on Schedule 1.1 hereto has made a Tranche B term loan (a "Tranche B Term Loan") to the Borrower the outstanding principal balance of which is set forth opposite such Lender's name in Schedule 1.1 under the heading "Tranche B Term Loan" (collectively, the "Tranche B Term Loans").

         (c) Subject to the terms and conditions hereof, each Tranche A1 Term Loan Lender identified on Schedule 1.1 as having a "Tranche A1 Term Loan Commitment" severally agrees to make a term loan (a "Tranche A1 Term Loan", together with the Tranche A Term Loans and the Tranche B Term Loans, the "Term Loans") on the Fourth Amendment Effective Date in an aggregate principal amount set forth opposite such Lender's name in
         Schedule 1.1 under the heading "Tranche A1 Term Loan Commitment."

         (d) The Term Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsection 2.10."

         4. Amendment to Subsection 2.8 of the Credit Agreement. Subsection 2.8 of the Credit Agreement is hereby amended by deleting the words "Tranche A Term Notes, and Tranche B Term Notes when hereafter referred to collectively shall be referred to as "Term Notes"" beginning on the fifth line of such subsection.

         5. Amendment of Subsection 2.9 of the Credit Agreement. Subsection 2.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                  "2.9 Tranche A1 Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche A1 Term Loan Lender, in order to evidence such Lender's Tranche A1 Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-3 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche A1 Term Note"; Tranche A Term Notes, Tranche A1 Term Notes and Tranche B Term Notes when hereinafter referred to collectively shall be referred to as "Term Notes"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche A1 Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche A1 Term Loan Lender's name on Schedule 1.1 under the heading "Tranche A1 Term Loan Commitment". Each Tranche A1 Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche A1 Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche A1 Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche A1 Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche A1 Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche A1 Term Note or this Agreement. Any Tranche A1 Term Note shall (i) be dated the Fourth Amendment Effective Date, (ii) be payable as provided in subsection 2.7(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

                  (b) The aggregate Tranche A1 Term Loans of all the Tranche A1 Term Loan Lenders shall be payable in four consecutive installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche A1 Term Loans then outstanding):


                  Installment                               Amount
                  -----------                               -------
                  December 31, 2000                  $2,000,000.00
                  December 31, 2001                  $2,000,000.00
                  December 31, 2002                  $2,000,000.00
                  March 31, 2003                    $19,000,000.00"

         6. Amendment to Subsection 2.10 of the Credit Agreement. Subsection
2.10 (a) is hereby amended by inserting the following:

         "(a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the Fourth Amendment Effective Date) requesting that the Tranche A1 Term Loan Lenders make the Tranche A1 Term Loans on the Fourth Amendment Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche A1 Term Loan Lender thereof. On the Fourth Amendment Effective Date each Tranche A1 Term Loan Lender shall make available to the Administrative Agent at its office specified in subsection 12.2 an amount in immediately available funds equal to the Tranche A1 Term Loan to be made by such Tranche A1 Term Loan Lender. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche A1 Term Loan Lenders."

and (b) Subsection 2.10(b) is hereby amended by deleting the word "and" at the end of clause (iii) and inserting the following at the end of clause (iv):

     "and (v) each Tranche A1 Term Loan Lender, such Tranche A1 Term Loan Lender's Tranche A1 Term Loan Commitment Percentage of the amounts specified in subsection 2.9(b) (or, if less, the aggregate amount of the Tranche A1 Term Loans of such Tranche A1 Term Loan Lender then outstanding), on the dates specified in subsection 2.9(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to
     Section 9)."

         7. Amendment to Subsection 2.11 of the Credit Agreement. (a) Subsection 2.11(a) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the sixth, seventeenth, eighteenth and twentieth lines of such subsection and by deleting the amounts $10,000,000 contained therein and inserting in lieu thereof the amount $15,000,000 and

         (b) subsection 2.11(b) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the third, fifth, seventh and ninth lines of such subsection and by deleting the amounts $10,000,000 contained therein and inserting in lieu thereof the amount $15,000,000.

         8. Amendment to Subsection 2.12 of the Credit Agreement. (a) Subsection 2.12(a) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the third line of such subsection,

         (b) subsection 2.12(b) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the first line of such subsection,

         (c) subsection 2.12(c) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the first line of such subsection and

         (d) subsection 2.12(d) is hereby amended by inserting the words ", the Tranche A1 Term Loans" after the words "Tranche A Term Loans" in the sixth and ninth lines of the first paragraph of such subsection and the second, third, fifth, seventh and ninth lines of the second paragraph of such subsection and by adding the following at the end of such subsection (d); "Notwithstanding the foregoing, the first $15,000,000 in the aggregate of mandatory prepayments may be applied as the Borrower may elect in accordance with subsection 2.11."

         9. Amendment to Subsection 5.14 of the Credit Agreement. Subsection
5.14 of the Credit Agreement is hereby amended by deleting therefrom the phrase "As of the date hereof," and substituting therefor the phrase "As of the Fourth Amendment Date,".

         10. Amendment to Subsection 5.15 of the Credit Agreement. Subsection
5.15 of the Credit Agreement is hereby amended by (a) deleting the first sentence thereof and replacing it with the following sentence:

     "The proceeds of the Term Loans (other than the Additional Term Loans, the Second Additional Term Loans and the Tranche A1 Term Loans) shall be used to finance a portion of the Mergers and the Wirekraft Acquisition and the transaction costs associated therewith and to refinance the credit facilities under the Omega Credit Agreement."

and

         (b) adding the following sentence to the end of such subsection:

     "The proceeds of the Tranche A1 Term Loans shall be used to finance a portion of the Forissier Acquisition and other Permitted Acquisitions."

         11. Amendment to Section 7.9 of the Credit Agreement. Subsection 7.9 of the Credit Agreement is hereby amended by adding thereto, after the term "thereafter" in the eighth line in the paragraph, the phrase "other than leased real property not having a material value".

         12. Amendment to Subsection 8.1 of the Credit Agreement. (a) Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety, and inserting in lieu thereof the following:

                  "1999             4th     2.20 to 1.00

                  2000              1st     2.20 to 1.00
                                    2nd     2.20 to 1.00
                                    3rd     2.20 to 1.00
                                    4th     2.30 to 1.00

                  2001              1st     2.30 to 1.00
                                    2nd     2.30 to 1.00
                                    3rd     2.30 to 1.00
                                    4th     2.45 to 1.00

                  2002              1st     2.45 to 1.00
                                    2nd     2.45 to 1.00

                                                                         Page 11

                                    3rd     2.45 to 1.00
                                    4th     2.60 to 1.00

                  2003              1st     2.60 to 1.00
                                    2nd     2.60 to 1.00
                                    3rd     2.60 to 1.00
                                    4th     3.00 to 1.00"

and

         (b) Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following:

                  "1999             4th     4.75 to 1.00

                  2000              1st     4.75 to 1.00
                                    2nd     4.75 to 1.00
                                    3rd     4.75 to 1.00
                                    4th     4.50 to 1.00

                  2001              1st     4.50 to 1.00
                                    2nd     4.50 to 1.00
                                    3rd     4.50 to 1.00
                                    4th     4.00 to 1.00

                  2002              1st     4.00 to 1.00
                                    2nd     4.00 to 1.00
                                    3rd     4.00 to 1.00
                                    4th     3.75 to 1.00

                  2003              1st     3.75 to 1.00
                                    2nd     3.75 to 1.00
                                    3rd     3.75 to 1.00
                                    4th     3.25 to 1.00"

         13. Amendment to Subsection 8.2 of the Credit Agreement. (a) Subsection 8.2(c) is hereby amended by deleting therefrom the phrase "Second Amendment Closing Date" and substituting therefor the phrase "Fourth Amendment Effective Date".

         (b) Subsection 8.2(i) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

          "(i) Indebtedness (i) of ECM to Wirekraft Industries evidenced by the ECM Notes (provided that the ECM Notes are pledged by Wirekraft Industries to the Administrative Agent for the ratable benefit of the Lenders pursuant to the Wirekraft Note Pledge Agreement); (ii) of ECM and any other Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower (other than Indebtedness evidenced by the ECM Notes) (provided that any such intercompany notes are pledged by the Borrower or any such Domestic Subsidiary of the Borrower, as the case may be, to the Administrative Agent for the ratable benefit of the Lenders pursuant to a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent) (iii) of ECM and any other Foreign Subsidiary of the Borrower consisting of unsecured overdraft facilities provided by local financial institutions for working capital purposes (other than the Philippines Project Indebtedness) the aggregate commitments of which are not to exceed $10,000,000, (iv) of any Foreign Subsidiary of the Borrower for financing under the Philippines Project Indebtedness and (v) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; provided that the aggregate principal amount of Indebtedness described in clauses (i) and (ii) above shall in no event exceed $40,000,000 at any one time (other than Indebtedness incurred pursuant to subsection 8.9(j) of the Credit Agreement) and provided further that the aggregate amount of the Philippines Project Indebtedness described in subclause (iv) shall in no event exceed $18,000,000 at any one time."

         (c) Subsection 8.2(o) is hereby amended by deleting the word "and" at the end of the second proviso.

         (d) Subsection 8.2(p) is hereby amended by deleting the period at the end of the proviso and inserting in lieu thereof a semi-colon followed by the word "and".

         (e) Section 8.2 of the Credit Agreement is hereby amended by adding the following paragraph in the proper alphabetical order:

         "(q) Indebtedness incurred in connection with any Investment made pursuant to Section 8.9(j)."

         14. Amendment to Subsection 8.3 of the Credit Agreement. (a) Subsection 8.3(g) is hereby amended by deleting therefrom the phrase "Second Amendment Closing Date" and substituting therefor the phrase "Fourth Amendment Effective Date".

         (b) Subsection 8.3(p) is hereby amended by deleting the phrase "subsections 8.2(i), (ii) and (iii)" and substituting therefor the phrase "subsections 8.2(i), (ii), (iii) and (v)".

         (c) Subsection 8.3(q) of the Credit Agreement is hereby amended by deleting the amount $2,000,000 contained therein and inserting in lieu thereof the amount $5,000,000.

         15. Amendment to Subsection 8.4 of the Credit Agreement. (a) Subsection 8.4(b) is hereby amended by deleting therefrom the phrase "Second Amendment Closing Date" and substituting therefor the phrase "Fourth Amendment Effective Date".

                  (b) Subsection 8.4 of the Credit Agreement is hereby amended by deleting the "and" at the end of 8.4(j), deleting the period at the end of 8.4(k) and inserting in lieu thereof the following:

         "; and (l) Guarantee Obligations made in the ordinary course of business that do not have a Material Adverse Effect."

         16. Amendment to Subsection 8.5 of the Credit Agreement. Subsection 8.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except that the Borrower and/or any of its Subsidiaries shall be able to enter into one or more transactions (i) creating a new Subsidiary, (ii) changing the jurisdiction of the Borrower or any Subsidiary from one state to another state or from one country to another country, (iii) changing the form of the Borrower or any Subsidiary from a corporation to any other Person or (iv) merging, consolidating or dissolving the Borrower and/or any Subsidiary, provided that (X) notice of such transaction is provided to the Administrative Agent and each Lender at least 10 days prior to the effective date of such transaction and (Y) such transaction does not, in the reasonable opinion of the Administrative Agent, as evidenced by its written consent (such consent not to be unreasonably withheld) materially and adversely affect the Administrative Agent's or any Lender's remedies under this Agreement and the other Loan Documents, or otherwise have a Material Adverse Effect or, in the case of a change in the Borrower's jurisdiction, impair any Lender's ability to legally make or participate in Loans."

         17. Amendment to Subsection 8.8 of the Credit Agreement. (a) Subsection 8.8(a) of the Credit Agreement is hereby amended by deleting the table set therein and inserting in lieu thereof the following table:

               "Fiscal Year                       Amount
               ------------                       ------
         1999 and thereafter                    $35,000,000"

and

     (b) Subsection 8.8(c) of the Credit Agreement is hereby amended by deleting the amount $27,000,000 contained therein and inserting in lieu thereof the amount $35,000,000.

         18. Amendment to Subsection 8.9 of the Credit Agreement. (a) Subsection 8.9(e) is hereby amended by deleting therefrom the phrase "Second Amendment Closing Date" and substituting therefor the phrase "Fourth Amendment Effective Date".

         (b) Subsection 8.9(j) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

         "(j) In addition to the foregoing, Investments made after the Fourth Amendment Effective Date (at cost, without regard to any write down or write up thereof) in an aggregate amount not exceeding the sum of (a) $50,000,000, (b) common stock issued by the Borrower in connection with such Investments and (c) that portion of Excess Cash Flow retained, and not otherwise utilized under any other exception to any negative covenant, by the Borrower at any time outstanding;"

         (c) Subsection 8.9(k) is hereby amended by deleting the word "and" at the end of such subsection and

         (d) Subsection 8.9(l) is amended by deleting the period at the end of such subsection and inserting in lieu thereof:

         "; and (m) Investments pursuant to the Forissier Acquisition."

         19 Amendment to Section 9 of the Credit Agreement. (a) Subsection 9(e) of the Credit Agreement is hereby amended by deleting the amount $2,000,000 set forth therein and inserting in lieu thereof the amount $5,000,000 and (b) subsection 9(h) is hereby amended by deleting the amount $2,000,000 set forth therein and inserting in lieu thereof the amount $5,000,000.

         20 Amendment to Section 12.6 of the Credit Agreement. Subsection 12.6(c) of the Credit Agreement is hereby amended by inserting at the end of the first clause (x) of such subsection the following:

         ",or any other lesser amount, provided that the assignment of such lesser amount is consented to by the Borrower and the Administrative Agent"

         21 Amendment to Schedules. Each Schedule to the Credit Agreement is hereby amended as set forth in the corresponding schedule hereto.

         22 Conditions to Effectiveness of this Amendment. This Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the "Fourth Amendment Effective Date"):

         (a) All documentation in connection with the Amendment and the transactions contemplated hereby (including the Forissier Acquisition) shall have been executed by each of Holdings, the Borrower and its Subsidiaries, as applicable.

         (b) The Borrower shall have consummated the Forissier Acquisition in accordance with the Forissier Stock Purchase Agreement.

         (c) The execution and delivery of the Amendment by (i) Holdings, (ii) the Borrower, (iii) all of the Tranche A1 Term Loan Lenders, (iv) the Revolving Credit Lenders and the Tranche A Term Loan Lenders the Total Credit Percentages (calculated for this purpose without reference to outstanding Tranche B Term Loans and Tranche A1 Term Loan Loans) of which aggregate at least a majority and
(v) the Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least a majority.

         (d) The Borrower shall have paid all fees and expenses in connection with the Amendment.

         (e) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein.

         (f) Each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         (g) The Administrative Agent shall have received, with a copy for each Lender, the Acknowledgement and Consent to the Fourth Amendment attached hereto as Exhibit A, executed by each of the Domestic Subsidiaries.

         (h) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Credit Parties, substantially in the form of Exhibit B hereto, dated the Fourth Amendment Effective Date and covering such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may require.

         23 Confirmation of Guarantees (a) Holdings hereby acknowledges and confirms its obligations under Section 11 of the Credit Agreement, and agrees that its guarantee shall continue at all times to support the Borrower's obligations under all of the Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

         (b) The Borrower hereby acknowledges and confirms its obligations under the Borrower Guarantee and agrees that its guarantee shall continue at all times to support Camden's obligations and liabilities under any Letters of Credit issued for the account of Camden.

         (c) Camden hereby acknowledges and confirms its obligations under the Camden Guarantee, and agrees that its guarantee shall continue at all times to support the Borrower's obligations under all of the Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

         24 Miscellaneous. (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         (E) GOVERNING LAW. THIS AMENDMENT, ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                             INTERNATIONAL WIRE GROUP, INC.,
                             as Borrower


                             By:   /s/ DAVID J. WEBSTER
                                ---------------------------------------
                                Name:  David J. Webster
                                Title: Senior Vice President

                             INTERNATIONAL WIRE HOLDING
                             COMPANY, as Guarantor


                             By:   /s/ DAVID J. WEBSTER
                                ---------------------------------------
                                Name:  David J. Webster
                                Title: Senior Vice President

                             CAMDEN WIRE CO., INC.


                             By:   /s/ DAVID J. WEBSTER
                                ---------------------------------------
                                Name:  David J. Webster
                                Title: Senior Vice President


                             THE CHASE MANHATTAN BANK, as
                             Administrative Agent and as a Lender,
                             as Swing Line Lender and as Issuing Lender

                             By:   /s/ MARIAN N. SCHILLMAN
                                ---------------------------------------
                                Name:  Marian N. Schillman
                                Title: Vice President

                             ABN AMRO BANK

                             By:   /s/ THOMAS COMFORT
                                --------------------------------------
                                Name:  Thomas Comfort
                                Title: Group Vice President

                             By:   /s/ BERNARD J. MCGUIGER
                                --------------------------------------
                                Name:  Bernard J. McGuiger
                                Title: Group Vice President and
                                       Director

                                                                         Page 18

                             BANKERS TRUST COMPANY


                             By:   /s/ GREGORY SHEFRIN
                                ---------------------------------------
                                Name:  Gregory Shefrin
                                Title: Principal

                             THE BANK OF NEW YORK

                             By:   /s/ DAVID G. SHEDD
                                ---------------------------------------
                                Name:  David G. Shedd
                                Title: Vice President

                             BANK OF SCOTLAND

                             By:   /s/ ANNIE GLYNN
                                ---------------------------------------
                                Name:  Annie Glynn
                                Title: Senior Vice President

                             PARIBAS CAPITAL FUNDING LLC

                             By:   /s/ M.S. ALEXANDER
                                ---------------------------------------
                                Name:  M.S. Alexander
                                Title: Director

                                                                         Page 19

                             CREDIT AGRICOLE INDOSUEZ

                             By:  /s/  RAYMOND [ILLEGIBLE]
                                ---------------------------------------
                                Name:  Raymond [ILLEGIBLE]
                                Title: Vice President
                                       Senior Relationship Manager


                             By:   /s/ SUSAN KNIGHT
                                ---------------------------------------
                                Name:  Susan Knight
                                Title: Vice President


                                                                         Page 20
                             GENERAL ELECTRIC CAPITAL
                             CORPORATION

                             By:   /s/ GREGORY HONG
                                ---------------------------------------
                                Name:  Gregory Hong
                                Title: Duly Authorized Signatory

                             HELLER FINANCIAL, INC.

                             By:   /s/ SCOTT ZAMBA
                                ---------------------------------------
                                Name:  Scott Zamba
                                Title: Assistant Vice President

                             THE INDUSTRIAL BANK OF JAPAN
                             LIMITED

                             By:   /s/ TAKOYA [ILLEGIBLE]
                                ---------------------------------------
                                Name:  Takoya [ILLEGIBLE]
                                Title: Senior Vice President

                             KZH SHENKMAN

                             By:
                                ---------------------------------------
                                Name:
                                Title:

                             KZH-CRESCENT LLC

                             By:  /s/ PETER CHIN
                                ---------------------------------------
                                Name:  Peter Chin
                                Title: Authorized Agent

                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LIMITED, NEW YORK BRANCH

                             By:
                                ---------------------------------------
                                Name:
                                Title:

                                                                         Page 21

                             MEDICAL LIABILITY MUTUAL
                             INSURANCE CO.


                             By: INVESCO Senior Secured Management, Inc.
                                 as Investment Manager


                             By:    /s/ JOSEPH ROTONDO
                                 --------------------------------------
                                 Name:  Joseph Rotondo
                                 Title: Authorized Signatory

                             ML DEBT STRATEGIES FUND, INC.


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             MERRILL LYNCH PRIME RATE PORTFOLIO
                             By: Merrill Lynch Asset Management, L.P.
                                 as Investment Advisor


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             MERRILL LYNCH SENIOR FLOATING RATE
                             FUND, INC.


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION


                             By:    /s/ BEATRICE E. KOSSODO
                                 --------------------------------------
                                 Name:  Beatrice E. Kossodo
                                 Title: Senior Vice President


                                                                         Page 22


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:



                             BANK OF TOKYO-MITSUBISHI TRUST
                             COMPANY

                             By:   /s/ HIDEKAZU KOJIMA
                                ---------------------------------------
                                Name:  Hidekazu Kojima
                                Title: Vice President

                             NATEXIS BANQUE BFCE

                             By:   /s/ JORDAN SADLER
                                ---------------------------------------
                                Name:  Jordan Sadler
                                Title: Associate

                             By:   /s/ FRANK H. MADDEN, JR.
                                --------------------------------------
                                Name:  Frank H. Madden, Jr.
                                Title: Vice President & Group Manager

                             MORGAN STANLEY DEAN WITTER
                             PRIME INCOME TRUST


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             SENIOR DEBT PORTFOLIO
                             By: BOSTON MANAGEMENT & RESEARCH,
                                 as Investment Advisor

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:


                                                                       Page 23

                             VAN KAMPEN
                             PRIME RATE INCOME TRUST
                             By:  Van Kampen Investment Advisory Corp.


                             By:    /s/ DARVIN D.PIERCE
                                 --------------------------------------
                                 Name:  Darvin D. Pierce
                                 Title: Vice President



                                                                         Page 24

                             VAN KAMPEN
                             SENIOR INCOME TRUST
                             By:  Van Kampen Investment Advisory Corp.


                             By:    /s/ DARVIN D. PIERCE
                                 --------------------------------------
                                 Name:  Darvin D. Pierce
                                 Title: Vice President


                             VAN KAMPEN CLO I, LIMITED
                             BY: VAN KAMPEN
                             MANAGEMENT INC.,
                             as Collateral Manager

                             By:    /s/ DARVIN D. PIERCE
                                 --------------------------------------
                                 Name:  Darvin D. Pierce
                                 Title: Vice President

                             DEEPROCK & COMPANY
                             By: Eaton Vance Management, as Investment Advisor


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             CITY NATIONAL BANK


                             By:   /s/ [ILLEGIBLE]
                                 --------------------------------------
                                 Name: [ILLEGIBLE]
                                 Title: Vice President

                             KZH-SOLEIL CORPORATION (formerly known as
                             KZH Holding Corporation)

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             EATON VANCE SENIOR INCOME TRUST

                                                                         Page 25

                             PACIFICA PARTNERS

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:



                             IMPERIAL BANK


                             By:    /s/ RAY VADSIMA
                                 --------------------------------------
                                 Name:  Ray Vadsima
                                 Title: Senior Managing Director


                             KZH CRESCENT-3 LLC


                             By:
                                 --------------------------------------
                                 Name:
                                 Title:


                             SEQUILS I, LTD.

                             By:  TCW Advisors, Inc. as its Collateral Manager


                             By:    /s/ MARK L. GOLD
                                 --------------------------------------
                                 Name:  Mark L. Gold
                                 Title: Managing Director

                             By:    /s/ JONATHAN I. BERG
                                 --------------------------------------
                                 Name:  Jonathan I. Berg
                                 Title: Assistant Vice President

                                                                         Page 26

                             UNITED OF OMAHA LIFE INSURANCE
                             COMPANY

                             By:  TCW Asset Management Company,
                                  its Investment Advisor

                             By:    /s/ MARK L. GOLD
                                 --------------------------------------
                                 Name:  Mark L. Gold
                                 Title: Managing Director

                             By:    /s/ JONATHAN I. BERG
                                 --------------------------------------
                                 Name:  Jonathan I. Berg
                                 Title: Assistant Vice President

                                                                         Page 27

                             UNITED OF OMAHA LIFE INSURANCE
                             COMPANY

                             By: TCW Asset Management Company, its
                                 Investment Advisor

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:


                             AVALON CAPITAL LTD.

                             By: INVESCO Senior Secured Management, Inc.
                                 as Portfolio Advisor

                             By:    /s/ JOSEPH [ILLEGIBLE]
                                 --------------------------------------
                                 Name:
                                 Title:


                                                                         Page 28

                             FIRST UNION NATIONAL BANK


                             By:    /s/ THOMAS CAMEL
                                 --------------------------------------
                                 Name:  Thomas Camel
                                 Title: Vice President

                             By:
                                 --------------------------------------
                                 Name:
                                 Title:


                                                                       EXHIBIT A


                    ACKNOWLEDGEMENT AND CONSENT TO THE FOURTH
                            AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

                                December 29, 1999

To the Lenders Parties to the
Amended and Restated Credit Agreement

Reference is made to the following documents:

                  (1) AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 12, 1997 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") among International Wire Group, Inc., a Delaware corporation (the "Borrower"), International Wire Holding Company, a Delaware corporation, Camden Wire Co., Inc., a New York corporation, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement and Bankers Trust Company, as Documentation Agent.

                  (2) DOMESTIC SUBSIDIARIES' GUARANTEE, dated as of June 12, 1995 (the "Domestic Guarantee"), made by each of the parties that are signatories thereto (the "Domestic Guarantors"), in favor of the Administrative Agent for the ratable benefit of the Lenders.

                  (3) WIRE TECHNOLOGIES GUARANTEE, dated as of March 5, 1996 (the "Wire Technologies Guarantee", and together with the Domestic Guarantee, each, a "Guarantee" and collectively, the "Guarantees"), made by Wire Technologies, Inc. (and together with the Domestic Guarantors, each, a "Guarantor" and collectively, the "Guarantors"), in favor of the Administrative Agent for the ratable benefit of the Lenders.

Terms not defined herein shall have the definitions ascribed thereto in the Amended and Restated Credit Agreement or the Guarantee.

         Each Guarantor hereby acknowledges and consents to the Fourth Amendment to Amended and Restated Credit Agreement, including, but not limited to, the amendment of the definition of "Obligations" contained therein, and the effect of the Fourth Amendment on its obligations and the collateral security provided by it under the Loan Documents. Each Guarantor hereby acknowledges and confirms its obligations under the Guarantee to which it is a party, and agrees that the Guarantee to which it is a party shall continue at all times to support the Borrower's obligations under all of the Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time. Nothing herein or in any of the Loan Documents shall be deemed to discharge, terminate or extinguish the Guarantee to which it is a party or the obligations and liabilities of such Guarantor under the Guarantee to which it is a party, which shall remain in full force and effect.

         This Acknowledgement and Consent is being delivered in, and shall be governed by and construed and interpreted in accordance with the laws of, the State of New York. The provisions of Section 3 of the Guarantee and Section 3 of the Wire Technologies Guarantee are hereby incorporated herein by reference and made applicable to this Acknowledgement and Consent.


                                Very truly yours,


                                OMEGA WIRE, INC.
                                OWI CORPORATION
                                WIREKRAFT INDUSTRIES, INC.
                                ECM HOLDING COMPANY
                                WIREKRAFT EMPLOYMENT COMPANY
                                WIRE TECHNOLOGIES, INC.
                                INTERNATIONAL WIRE ROME OPERATIONS., INC.



                                By:   /s/ DAVID J. WEBSTER
                                    -----------------------------------
                                    Name: David J. Webster
                                   Title: Senior Vice President


                                WIRE HARNESS INDUSTRIES, INC.



                                By:   /s/ DAVID J. WEBSTER
                                   ------------------------------------
                                   Name:  David J. Webster
                                   Title: Senior Vice President


                                                       Amendment to Schedule 1.1
                                                         to the Credit Agreement

                  ADDRESSES FOR NOTICES; TRANCHE A-1 TERM LOAN
                                   COMMITMENTS

ABN -AMRO BANK

Address for Notice:


Attention:
Telecopy:

Tranche A-1 Term Loan Commitment:  $2,500,000.00


BANK OF TOKYO-MITSUBISHI TRUST COMPANY

Address for Notice:
1251 Avenue of the Americas
New York, NY  10020
Attention: Hidekazu Kojima
Telecopy: (212) 782-4981

Tranche A-1 Term Loan Commitment: $2,500,000.00


BANKERS TRUST COMPANY

Address for Notice:
130 Liberty Street
New York, NY  10006
Attention: Gina Thompson
Telecopy: (212) 250-7218

Tranche A-1 Term Loan Commitment: $2,500,000.00

PARIBAS CAPITAL FUNDING LLC

Address for Notice:
2121 San Jacinto Street
Suite 930
Dallas, TX  75201
Attention: Deanna Walker
Telecopy:(214) 969-0260

Tranche A-1 Term Loan Commitment: $2,500,000.00


FIRST UNION NATIONAL BANK

Address for Notice:

Attention:
Telecopy:

Tranche A-1 Term Loan Commitment: $2,500,000.00


THE CHASE MANHATTAN BANK

Address for Notice:
c/o Chase Securities Inc.
10 South LaSalle Street
23rd Floor
Chicago, Illinois 60603
Attention: Jonathan Twichell
Telecopy:(312) 346-9310

Tranche A-1 Term Loan Commitment: $2,500,000.00(1)

------------------

1/ $10,000,000.00 on the Fourth Amendment Effective Date, $2,500,000 of which is to be transferred via assignment to Captiva II Finance Ltd. on the day following the Fourth Amendment Effective Date, $2,000,000 of which is to be transferred via assignment to Senior Debt Portfolio on the Fourth Amendment Effective Date, $500,000 of which is to be transferred via assignment to Oxford Strategic Income Trust on the Fourth Amendment Effective Date, and $2,500,000 of which is to be transferred to Mitsubishi Trust and Banking Corporation on January 12, 2000.

CAPTIVA II FINANCE LTD.

Address for Notice:
c/o Trust Company of the West
200 Park Avenue, Suite 2200
New York, New York 10166-0228
Attention: Mark Gould/ Justin Driscoll
Telecopy: (212) 771-4159

c/o Deutsche Bank (Cayman) Limited
P.O. Box 1984 GT, Elizabeth Square
Grand Cayman, Cayman Islands
Attn: Director

c/o State Street Bank & Trust Co.
2nd Avenue de Lafayette Place
Boston, MA 02111
Attention: Greg Monaghan
Telecopy:(617) 664-6367/5368

Tranche A-1 Term Loan Commitment: $2,500,000.00(2)


SENIOR DEBT PORTFOLIO

Address for Notice:
24 Federal Street, 6th floor
Boston, MA  02110
Attention: Gretchan Bergstresser
Telecopy:(617) 695-9594

Tranche A-1 Term Loan Commitment: $2,000,000.00(3)

--------------

2/ Represents $2,500,000.00 to be transferred via assignment from The Chase Manhattan Bank on the day following the Fourth Amendment Effective Date.

3/ Represents $2,000,000.00 to be transferred via assignment from The Chase Manhattan Bank on the Fourth Amendment Effective Date.

OXFORD STRATEGIC INCOME TRUST

24 Federal Street, 6th floor
Boston, MA  02110
Attention: Gretchan Bergstresser
Telecopy:(617) 695-9594

Tranche A-1 Term Loan Commitment: $500,000.00(4)


THE MITSUBISHI TRUST AND BANKING CORPORATION

Address for Notice:
520 Madison Avenue
25th Floor
New York, NY  10022
Attention: Anthony James Rock
Telecopy: (212) 644-6825

Tranche A-1 Term Loan Commitment: $2,500,000.00(5)


NATEXIS BFCE

Address for Notice:

Attention:
Telecopy:

Tranche A-1 Term Loan Commitment: $2,500,000.00

---------------------

4/ Represents $500,000.00 to be transferred via assignment from The Chase Manhattan Bank on the Fourth Amendment Effective - Date.

5/ Represents $2,500,000.00 to be transferred via assignment from The Chase Manhattan Bank on January 12, 1999.